Investor Presentation

Third Quarter 2007
Steven R. Gardner
President & CEO
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Forward-Looking Comments

The statements contained herein that are not historical facts are forward looking statements based on management's current
expectations and beliefs concerning future developments and
their potential effects on the Company. There can be no
assurance that future developments affecting the Company will be the same as those anticipated by management. Actual results may differ from those projected in the forward-looking
statements. These forward-looking statements involve risks and uncertainties. These include, but are not limited to, the following risks: (1) changes in the performance of the financial markets, (2)
changes in the demand for and market acceptance of the
Company's products and services, (3) changes in general
economic conditions including interest rates, presence of
competitors with greater financial resources, and the impact of competitive projects and pricing, (4) the effect of the Company's policies, (5) the continued availability of adequate funding sources, and (6) various legal, regulatory and litigation risks.

Southern California Community Bank
Data as of September 30, 2007
NASDAQ National Market	PPBI
Assets	$779 million
Fully diluted shares	6,554,247
Fully diluted Book Value	$9.56
PPBI Overview

PPBI Overview
•

Company History
•

Transitioning business model
•

Balance sheet strength
•

Favorable relative valuation

Today’s Agenda
Three Phase
Strategic Business Plan
•

Phase 1 - Recapitalize
•

Phase 2 - Growth
•

Phase 3 - Commercial Banking Model

What We Inherited
Nationwide Subprime Lender
• Assets	$552 million
• Loans	$434 million
• Subprime loans	75%
• NPA’s	7.8%
• Employees/Offices	334/10
• Under capitalized
• Subject to Regulatory Enforcement
Phase 1

Completed June 2002
• Assets	$246 million
• Loans	$135 million
• Employees/Offices	63/4
• Substantial reduction in risk
• Recapitalized - Private Placement
• Note and warrant issued
• Regulatory concerns resolved
Phase 1

Phase 2
•

Loan growth - Multi-family focus
•

Deposit products and services

($ in millions)
$472
Loan Growth

Deposit Growth
($ in millions)
$289

Completed 2004
• Assets	$543 million
• Loans	$472 million
• Secondary Offering	$26 million
• Note retired
• Stage set for transition
Phase 2

Phase 3
Transition Business Model
•

Diversify Loan Portfolio
•

Relationship Banking
•

Expansion of Branch Network

($ in millions)
$260
Business and CRE Growth

Diversify Loan Portfolio
Multifamily
CRE Investor
CRE business
C&I
SBA
Other

Year	Qtr	Loan Sales	Gain $	Gain %
2005	Q1	$ 8,119	$ 69	0.86%
	Q2	$ 2,257	$ 25	1.12%
	Q3	$ 21,630	$ 269	1.25%
	Q4	$ 28,067	$ 227	0.81%
2006	Q1	$ 38,987	$ 393	1.01%
	Q2	$ 39,955	$ 472	1.18%
	Q3	$ 65,371	$ 1,462	2.24%
	Q4	$ 61,438	$ 1,325	2.16%
2007	Q1	$ 63,999	$ 1,034	1.62%
	Q2	$ 50,535	$ 1,016	2.01%
	Q3	$ 70,095	$ 970	1.37%
(dollars in thousands)
Loan Sales

Phase 3
Transition Business Model
•

Diversify Loan Portfolio
•

Relationship Banking
•

Expansion of Branch Network

Relationship Marketing

As of September 30, 2007 dollars in thousands, excludes broker deposits
Deposit Mix

Deposit Mix
12/31/04
9/30/07
CD’s
Transaction
Consumer
Business

Business Account Growth
1,317

Business Deposit Growth
$45,594
(dollars in thousands)

Phase 3
Transition Business Model
•

Diversify Loan Portfolio
•

Relationship Banking
•

Expansion of Branch Network

Los
Angeles
Orange
San Bernardino
San Diego
Riverside
Imperial
Kern
San Luis
Obispo
Santa
Barbara
Ventura
Existing Branch
Southern California Market

Risk Management
Balance Sheet Strength

Multifamily
Loan to Value	64.11
Debt Coverage Ratio	1.20
Average Balance	$972,234

CRE Investor
Loan to Value	61.96
Debt Coverage Ratio	1.31
Average Balance	$1,158,222

CRE Business
Loan to Value	61.59
Average Balance	$997,510
Portfolio Characteristics

NPA to Total Assets
Asset Quality

California Market
It’s the Economy

Source: U.S. Census Bureau
Top 10 States by Population
06/30/2006 Population			Projected Population Change 2006-2015
Rank	State	(#)	Rank	(#)
1	California	37,236,000	1	6,932,000
2	Texas	23,786,000	2	2,793,000
3	New York	19,532,000	6	666,000
4	Florida	18,478,000	3	2,218,000
5	Illinois	13,092,000	10	542,000
6	Pennsylvania	12,590,000	31	168,000
7	Ohio	11,627,000	32	160,000
8	Michigan	10,317,000	33	154,000
9	Georgia	9,553,000	5	787,000
10	North Carolina	8,905,000	7	613,000
California Market

Source: SNL
Top 10 States by Household Income
Median Household Income		Projected Median Household Change
Rank	State	2007 ($)	Projected Growth	5 yr. Growth
*	Orange County	75,660	1	13,218
1	New Jersey	69,831	5	11,438
2	Connecticut	68,430	2	12,855
3	Massachusetts	66,046	1	13,196
4	Maryland	65,627	9	11,117
5	Alaska	63,746	8	11,143
6	New Hampshire	62,216	14	10,577
7	Minnesota	61,307	4	11,851
8	Colorado	60,976	3	11,884
9	California	60,268	16	9,998
10	Delaware	60,094	19	9,507
California Market

* 58 Counties in California
Source: SNL
Top 10 Counties by Population
Population			Projected Population Change
Rank	County	2007 (#)	Rank	2007 - 2012 (#)
1	Los Angeles	10,110,975	2	342,762
2	Orange	3,081,783	5	137,448
3	San Diego	3,064,142	6	128,081
4	Riverside	2,100,707	1	452,912
5	San Bernardino	2,051,757	3	283,963
6	Santa Clara	1,771,177	11	63,939
7	Alameda	1,500,793	17	36,169
8	Sacramento	1,421,408	4	140,435
9	Contra Costa	1,047,327	12	59,593
10	Fresno	915,824	9	92,040
California Market

	Orange Cty.	So. Cal.	National
Business Growth	15.9%	15.7%	7.4%
Payroll Growth	42.3%	45.1%	28.1%
Employment Growth	17.0%	18.3%	7.5%
Unemployment Rate	3.8%	4.6%	5.0%
No. of Businesses	82,000	493,000	N/A
Source: U.S. Census Bureau, 2002 data compared to 1997
Economic Strength

	P/EPS	P/TBV
CA Banks*	16.4x	211%
PPBI Metrics*	13.1x	110%
*   As of 10/26/07
Source: SNL
Attractive Valuation
Valuation relative to California Peers:

PPBI Summary
•

Transition to Commercial Bank
•

Low Risk Balance Sheet
•

On-going Expansion

•

Excellent time to invest

Trust, Service, Commitment…That’s my Bank.
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